SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                             GREENBRIAR CORPORATION
                  (Name of Registrant As Specified in Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         .......................................................................
     2)  Form, Schedule or Registration Statement No.:

         .......................................................................
     3)  Filing Party:

         .......................................................................
     4)  Date Filed:

         .......................................................................

                             GREENBRIAR CORPORATION

                               4265 Kellway Circle

                              Addison, Texas 75001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 2, 2000

Dear Stockholders of Greenbriar Corporation:

     You are cordially invited to attend the annual meeting of stockholders of Greenbriar Corporation to be held at 10:00 AM, local time on June 2, 2000, at 4265 Kellway Circle, Addison, Texas 75001, to consider and vote upon the following matters:

              Proposal 1.  Election of two Class III directors to hold office in accordance with the Articles of Incorporation and Bylaws of the company;

              Proposal 2. To consider and act upon a proposal to approve and adopt the Company's 2000 Stock Option Plan under which 500,000 shares of Common Stock will be reserved for issuance to key employees, directors and consultants of the Company ("Proposal 2");

              Proposal 3.  Ratification of the selection of  Grant Thornton, LLP as the company's auditors and the transaction of such other business that may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on April 21, 2000 can vote at the meeting.

     You are cordially invited to attend the annual meeting in person. Even if you plan to attend the meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed addressed envelope. If you attend, you may vote in person if you wish, even though you have sent your proxy.

By Order of the Board of Directors

Robert L. Griffis, Secretary

April 21, 2000

                             GREENBRIAR CORPORATION

                               4265 Kellway Circle

                              Addison, Texas 75001

                                  (972)407-8400

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 2, 2000

     The company is sending this proxy statement and the accompanying proxy card to the holders of common stock, and Series B and Series D preferred stock, of Greenbriar Corporation, in connection with a solicitation of proxies by the board of directors of the company from the stockholders for use at the annual meeting of stockholders of the company. We are mailing this proxy statement and the enclosed form of proxy beginning on or about April 28, 2000.

                          VOTING AND PROXY INFORMATION

Who May Vote

     Holders of record of common stock and Series B and D preferred stock at the close of business on April 21, 2000 are entitled to receive notice of and to vote at the annual meeting. At the close of business on the record date there were outstanding 7,010,598 shares of common stock, 615 shares of Series B preferred Stock, and 675,000 shares of Series D preferred stock, the only outstanding securities of the company entitled to vote at the annual meeting. The common stock is held by approximately 2,750 stockholders of record, and all series of preferred stock are closely held.

Required Votes

     Each stockholder is entitled to one vote per share on all matters properly brought before the stockholders at the annual meeting. Such votes may be cast in person or by proxy. Abstentions may be specified as to the approval of any of the Proposals and will have the effect of a vote against the Proposals. Under the rules of the American Stock Exchange, brokers holding shares for customers have authority to vote on certain matters when they have not received instructions from the beneficial owners and do not have such authority as to certain other matters. The Exchange rules allow member firms of the Exchange to vote on all Proposals without specific instructions from beneficial owners.

     The directors will be elected by a plurality of the votes cast in person or by proxy. The Proposal to ratify the selection of independent accountants will require the affirmative vote of the holders of a majority of the voters present in person and by proxy at the meeting and entitled to vote.

How to Vote

     Votes may be cast in person at the annual meeting or by proxy using the enclosed proxy card. A facsimile of the proxy will be accepted. All shares of common stock and preferred stock that are represented at the annual meeting by properly executed proxies received by the company prior to or at the annual meeting and not revoked will be voted at the annual meeting in accordance with the instructions indicated in their proxies. Unless instructions to the contrary are specified in the proxy, each such proxy will be voted FOR the election as a director of the nominees listed herein and for approval of the other Proposals.

Proxies Can Be Revoked

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the company, before the vote is taken at the annual meeting, a written notice of revocation bearing a date later than the date of the proxy, duly executing and delivering a subsequent proxy relating to the same shares or attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation should be sent to: Corporate Secretary, Greenbriar Corporation, 4265 Kellway Circle, Addison, Texas 75001.

Expenses of Solicitation

     The company will bear the expense of this solicitation, including the reasonable costs incurred by custodians, nominees, fiduciaries and other agents in forwarding the proxy material to you. The company will also reimburse brokerage firms and other custodians and nominees for their expenses in distributing proxy material to you. In addition to the solicitation made by this proxy statement, certain directors, officers and employees of the company may solicit proxies by telephone and personal contact.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees

     At the annual meeting, two Class III directors will be elected to hold office until the 2003 annual meeting of stockholders. The company's Articles of Incorporation provide that the directors are divided into three classes of equal or approximately equal number and that the number of directors constituting the board of directors will from time to time be fixed and determined by a vote of a majority of the company's directors serving at the time of such vote. The board of directors is now comprised of eight members, with Classes I and II consisting of three members and Class III consisting of two members.

     It is intended that the accompanying proxy, unless contrary instructions are set forth therein, will be voted for the election of the nominees for election as directors as set forth in the following table. If the nominees become unavailable for election to the board of directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other persons as may be designated by the board of directors. However, the board is not aware of any circumstances likely to render the nominees unavailable for election. The withholding of authority or abstention will have no effect upon the election of directors by holders of common stock and Series B and D preferred stock because under Nevada law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of common stock and Series B and D preferred stock, voting as one class, will constitute a quorum. The shares held by each holder of common stock and Series B and D preferred stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

     The following table sets forth certain information with respect to the persons who will be the nominees for election at the annual meeting and the other incumbent directors and executive officers of the company. Included within the information below is information concerning the business experience of each such person during the past five years. The number of shares of common stock beneficially owned by each of the directors as of March 31, 2000 is set forth below in "Securities Ownership of Certain Beneficial Owners."

Nominees and Business Experience

Class III

Being elected at Annual Meeting for a term to expire in 2003
------------------------------------------------------------

Don C. Benton                       Mr.  Benton  has  been  a  director  of  the
Age 45                              company since June 1994. He currently serves
                                    as  a  consultant  to  various  Twelve  Step
                                    ministry programs. He was Director of Twelve
                                    Step   Ministries,    Lovers   Lane   United
                                    Methodist  Church of Dallas  from 1991 until
                                    1997 and has been a consultant for Spiritual
                                    Counseling  and  Education for the Addiction
                                    Recovery Center since 1993. He also served in that capacity for the Argyle Specialty
                                    Hospital.  Mr. Benton is a Licensed Chemical
                                    Dependency Counselor and a Certified Alcohol and Drug Abuse Counselor.

William A.  Shirley, Jr.            Mr.  Shirley  has  been  a  director  of the
Age 56                              company  since 1998.  He was Chairman of the
                                    Board  and  President  of Villa  Residential
                                    Care  Homes,   Inc.   from  1989  until  its
                                    acquisition  by the company on December  31,
                                    1997.  Mr.  Shirley is  President  of Pascal
                                    Enterprises,   a  real   estate   investment
                                    company wholly owned by Mr. Shirley.

Incumbent Directors and Business Experience
-------------------------------------------
Class I
Term expires in 2001
--------------------

James R. Gilley                     Mr.  Gilley has been Chairman of the company
Age 65                              since  November  1989 and was  President and
                                    Chief Executive Officer from November 1989 until December 16, 1996. He was re-elected as President and Chief Executive Officer on
                                    October 2, 1998.

Gene S.  Bertcher                   Mr. Bertcher   has   been   Executive   Vice
Age 51                              President,   Chief  Financial   Officer  and
                                    Treasurer of the company since November 1989 and was a director from November 1989 until September 1996. He is a certified public accountant.

Paul G.  Chrysson                   Mr.  Chrysson  has  been a  director  of the
Age 45                              company  since May 1995.  He is President of
                                    C.B. Development Co., Inc., a North Carolina
                                    real  estate  developer,  a position  he has
                                    held for over five years.  Mr. Chrysson is a
                                    member  of  the  boards  of   directors   of
                                    Boddie-Noell  Properties,  Inc. and Wachovia
                                    Bank-Forsyth  County,  Winston-Salem,  North
                                    Carolina and has served on the boards of various charitable organizations. He has been a licensed real estate agent since 1974 and a licensed contractor since 1978.

Class II
Term expires in 2002
--------------------

Michael E.  McMurray                Mr. McMurray  has  been a  director  of  the
Age 44                              company since May 1991. Since July 1987, Mr.
                                    McMurray   has  been   Vice   President   of
                                    Investments for Prudential Securities. Prior
                                    to  joining   Prudential   Securities,   Mr.
                                    McMurray was a financial consultant for Shearson Lehman Hutton from 1983 until July
                                    1987.

Matthew G.  Gallins                 Mr.  Gallins  has  been  a  director  of the
Age 43                              company  since June 1994.  Since  1990,  Mr.
                                    Gallins has been a director,  President  and
                                    Chief Operations  Officer of Gallins Vending
                                    Company,   Inc.,  a  food  services  vending
                                    company.   He  is  a  director  of  Southern
                                    Community  Bank  in   Winston-Salem,   North
                                    Carolina and has served on the boards of various charitable organizations.



Victor L.  Lund                     Mr.  Lund has been a director of the company
Age 70                              since 1996. He founded  Wedgwood  Retirement
                                    Inns, Inc.  ("Wedgwood")  in 1977.  Wedgwood
                                    became  a  wholly  owned  subsidiary  of the
                                    company  on  March  31,  1996.  For  most of
                                    Wedgwood's existence,  Mr. Lund was Chairman
                                    of the Board,  President and Chief Executive
                                    Officer,  positions  he held until  Wedgwood
                                    was acquired by the company. He continues to
                                    serve as Chairman of the board of Wedgwood.

Other Executive Officers and Business Experience

Robert L.  Griffis                  Mr.  Griffis has been Senior Vice  President
Age 64                              of  the   company   since   November   1992,
                                    Secretary since June 1994 and was a director
                                    from June 1994 until September 1996. For the
                                    nine years  prior to  becoming an officer of
                                    the   company,   he  was   involved  in  the
                                    healthcare   industry,    as   Senior   Vice
                                    President  of  Retirement   Corporation   of
                                    America,  Senior Vice  President of National
                                    Heritage,    Inc.,   President   of   Health
                                    Resources,  Inc., President of the long term
                                    care  division of Clinitex  Corp.  and, from
                                    1991  to  1992,   as  a  consultant  to  the
                                    company.

Securities Ownership of Certain Beneficial Owners

     The following table sets forth as of March 31, 2000, certain information with respect to all stockholders known by the company to own beneficially more than 5% of the outstanding common stock and Series D, F and G preferred stock
(which are the only outstanding classes of securities of the company, except for Series B preferred stock, the ownership of which is immaterial), as well as information with respect to the company's common stock and Series D, F and G preferred stock owned beneficially by each director, director nominee, and current executive officer whose compensation from the company in 1999 exceeded
$100,000, and by all directors and executive officers as a group. Unless otherwise indicated, each of these stockholders has sole voting and investment power with respect to the shares beneficially owned.

                                         Preferred Stock                         Common Stock
                                     ---------------------    ------------------------------------------------------------
                                                                                            Number of shares
                                                                                              Assuming Full
                                       Number        Percent        Number       Percent  Conversion of Preferred  Percent
 Name and Address                       of             of            of            of         Stock and             of
of Beneficial Owner                    Shares        Series         Shares        Class     Options by Holder       Class
-------------------                    ------        ------         ------        -----   -----------------------  -------
                                       Series D Preferred Stock(1)

James R.  Gilley(2 & 3)                   675,000       100%          2,340,851     28.8%              2,678,351      31.7%
4265 Kellway Circle
Addison TX 75001

Sylvia M.  Gilley(2 & 3)                  675,000       100%          2,340,851     28.8%              2,678,351      31.7%
6211 Georgian Court
Dallas TX 75240

Victor L.  Lund(4)                         --            --           1,234,961     17.6%              1,234,961      17.6%
816 NE 87th Avenue
Vancouver WA 98664

Floyd B.  Rhoades(5)                       --            --             953,012     13.2%                953,012      13.2%
95 Argonaut Street
Aliso Viego CA 92656

Gene S.  Bertcher(6)                       --            --             366,000      5.0%                366,000       5.0%
4265 Kellway Circle
Addison TX 75001

Robert L.  Griffis(7)                      --            --              60,000       *                   60,000        *
4265 Kellway Circle
Addison TX 75001


                                       4

                                        Preferred Stock                         Common Stock
                                     ---------------------    ------------------------------------------------------------
                                                                                            Number of shares
                                                                                              Assuming Full
                                       Number        Percent        Number       Percent  Conversion of Preferred  Percent
                                         of             of            of            of         Stock and             of
                                       Shares        Series         Shares        Class     Options by Holder       Class
                                       ------        ------         ------        -----   -----------------------  -------


Michael E.  McMurray(8)                   --            --               30,000      *                   30,000        *
5330 Merrick Road
Massapequa NY 11758

Matthew G.  Gallins(9)                    --            --               33,000      *                   33,000        *
715 Stadium Drive
Winston-Salem NC 27101

Paul G.  Chrysson(8)                      --            --               30,000      *                   30,000        *
1045 Burke Street
Winston-Salem NC 27101

Don C.  Benton(8)                         --            --               30,000      *                   30,000        *
Arrowhead Ranch
Route 1
Clarksville, TX  75246

William A.  Shirley, Jr.(12)              --            --              659,000    8.8%                 659,000      8.8%
2621 State Street
Dallas TX 75204

                     Series F and G  Preferred Stock(11 & 12)

Lone Star Opportunity Fund LP(12)        1,933,000     100%                --       --                 1,104,572    15.8%
600 N Pearl Street, Suite 1550
Dallas TX 75201

American Realty Trust, Inc.(13)          --            --                97,500     1.4%                 97,500     1.4%
10670 North Central Expressway
Suite 300
Dallas TX 75231

Basic Capital Management, Inc.(13)       --            --               141,260       2%                141,260       2%
10670 North Central Expressway
Suite 600
Dallas TX 75231

Nevada Sea Investments, Inc.(13)         --            --                72,800       1%                 72,800       1%
10670 North Central Expressway
Suite 501
Dallas TX 75231

International Health Products, Inc.(13) --            --                249,085     3.6%                249,085     3.6%
10670 North Central Expressway
Suite 410
Dallas TX 75231

Davister Corporation (13)                --            --               251,200     3.6%                251,200     3.6%
10670 North Central Expressway
Suite 410
Dallas TX 75231

Institutional Capital Corporation (13)   --            --               242,500     3.5%                242,500     3.5%

10670 North Central Expressway
Suite 411
Dallas TX 75231
All executive officers,                  675,000       100%           4,783,812    52.5%              5,121,312    54.2%
directors and director nominees
as a group(1 & 2)
(nine persons)


* Less than one percent

(1) Represents Series D preferred stock which votes with common stock and Series B preferred stock as one class. Series D preferred stock is convertible into common stock at a rate of one share of common stock for two shares of Series D preferred stock.

(2) The shares are owned by a grantor trust for the benefit of Mr. and Mrs. Gilley. Sylvia M. Gilley is the spouse of James R. Gilley.

(3) Consists of 500,000 shares of common stock owned by JRG Investments Co., Inc., a corporation wholly owned by James R. Gilley ("JRG"); 732,851 shares of common stock owned by a grantor trust for the benefit of James R. and Sylvia M. Gilley; options to James R. Gilley to purchase 200,000 shares of common stock at $10.75 per share, exercisable through December 1, 2000; options to James R. Gilley to purchase 200,000 shares of common stock at $13.275 per share, exercisable through December 31, 2006; options to James
     R. Gilley to purchase 200,000 shares of common stock at $17.50 per share, exercisable through December 31, 2007; options to James R. Gilley to purchase 200,000 shares of common stock at $2.50 per share, exercisable through December 31, 2008; options to James R. Gilley to purchase 200,000 shares of common stock at $0.69 per share exercisable through December 31, 2009; a warrant to purchase 108,000 shares at an exercise price of $10.00 per share, exercisable through October 1, 2006, owned by the grantor trust for the benefit of Mr. and Mrs. Gilley; and 536,000 shares of common stock owned of record by Mrs. Gilley. Other than shares owned by the grantor trust, Mrs. Gilley disclaims any beneficial ownership of the shares owned by Mr. Gilley and JRG. Mr. Gilley and JRG disclaim beneficial ownership of the shares owned by Mrs. Gilley. Mr. Gilley has pledged all of his shares in JRG to Institutional Capital Corporation (formerly known as MS Holding Corp.), a non-affiliated entity, as collateral for repayment of a promissory note payable by JRG to Institutional Capital Corporation in the remaining principal amount of $2,996,373. Of the shares of common stock owned by the grantor trust, 200,000 shares were acquired by the trust from the company in November 1993 in consideration of a $2,250,000 partial recourse promissory note executed by the grantor trust and Mr. Gilley (as co-maker). This note bears interest at an annual rate of 5.5% until November 2003, when the entire principal balance and all accrued interest is due. The note is collateralized by the 200,000 shares purchased by the grantor trust, and the grantor trust and Mr. Gilley (as co-maker) have personal recourse only for the first 20% of the principal balance.

(4) Consists of 1,214,961 shares of common stock owned by Mr. Lund and options to Mr. Lund to purchase 10,000 shares of common stock at $2.50 per share and options to Mr. Lund to purchase 10,000 shares of common stock at $0.69 per share..

(5) Consists of 751,820 shares of common stock owned by Mr. Rhoades, options to Mr, Rhoades to purchase 200,000 shares of common stock at $17.50 per share, and 1,192 shares owned by his spouse. Mr Rhoades disclaims beneficial ownership of shares owned by his spouse.

(6) Consists of 46,000 shares of common stock issued for promissory notes of $92,500, for which 13,000 shares are currently pledged as collateral, options to purchase 20,000 shares of common stock for $11.25 per share, all of which are vested, options to purchase 100,000 shares for $2.50 per share that vest one-third each year beginning at December 31, 1999 and options to purchase 200,000 shares of common stock at $0.69 per share exercisable through December 31, 2009.

(7) In November 1992, Mr. Griffis obtained a loan from the company for $75,000 which was used to exercise options to purchase 30,000 shares of the company's common stock. The loan is collateralized by the shares purchased by Mr. Griffis. He also has options to purchase 30,000 shares for $2.50 per share that vest one-third each year beginning at December 31, 1999.

(8) Consists of options to purchase 10,000 shares of common stock for $17.75 per share, options to purchase 10,000 shares at $2.50 per share and options to purchase 10,000 shares at $0.69 per share.

(9) Consists of 3,000 shares of common stock owned by Matthew G. Gallins LLC, options to Mr. Gallins to purchase 10,000 shares of common stock for $17.75 per share, 10,000 shares at $2.50 per share and 10,000 shares at $0.69 per share.

(10) Includes 155,709 shares of common stock owned of record by Mr. Shirley, 483,291 shares of common stock which Mr. Shirley may acquire upon conversion of certain limited partnership units, options to purchase 10,000 shares at $2.50 per share and options to purchase 10,000 shares at $0.69 per share.

(11) The holders of Series F preferred stock are entitled to elect one member to the board, but this right has not been exercised by such holders. Series F preferred stock is not otherwise entitled to vote except with regard to certain matters that effect changes to its rights and preferences. Series G senior non-voting convertible preferred stock is not entitled to vote except with regard to certain matters that effect changes to its rights and preferences.

(12) There are 1,400,000 shares of Series F preferred stock outstanding and 533,000 shares of Series G preferred stock outstanding. The Series F preferred stock and Series G preferred stock presently are convertible into 800,000 shares of common stock and 304,572 shares of common stock, respectively.

(13) Based on a Schedule 13D, dated April 8, 1998, filed by each of these entities and by Gene E. Phillips, each of these entities owns of record the number of shares set forth for such entity in the table above and each of such entities and Mr. Phillips disclaim they filed such Schedule 13D as a "group". According to the Schedule 13D, Basic Capital Management, Inc. may be deemed to beneficially own 311,560 shares, including the shares owned of record by American Realty Trust, Inc. and Nevada Sea Investments, Inc., and Mr. Phillips may be deemed to beneficially own all 1,054,345 shares owned of record and beneficially by these six entities. In the Schedule 13D, Mr. Phillips does not affirm beneficial ownership of any of these shares.

Executive Compensation

     The following tables set forth the compensation paid by the company for services rendered during the fiscal years ended December 31, 1999, 1998 and 1997 to the Chief Executive Officer of the company and to the other executive officers of the company whose total annual salary in 1999 exceeded $100,000, the number of options granted to any of such persons during 1999 and the value of the unexercised options held by any of such persons on December 31, 1999.



                                                 Summary Compensation Table

                                                                         Long Term
                                                                       Compensation-
                                                                        Number of
                                                                        Shares of
                                                                       Common Stock
     Name and                                      Annual               Underlying                All
     Principal                                   Compensation-           Options                 Other
     Position                      Year            Salary                                     Compensation(1)
     ---------                     ----          -------------         -------------          ---------------

James R. Gilley,                   1999           $479,000                  200,000               $6,500
Chairman, President and            1998            414,000                  200,000                6,500
Chief Executive Officer            1997            460,000                  200,000                6,500

Gene S. Bertcher,                  1999            198,000                  200,000                4,500
Executive Vice  President and      1998            162,000                  100,000                    -
Chief Financial Officer            1997            180,000                        -                    -

Robert L. Griffis,                 1999            111,000                        -                    -
Senior Vice President              1998             90,000                   30,000                    -
                                   1997            100,000                        -                    -

(1)  Constitutes directors' fees paid by the company to the named individuals.


                                                 Option Grants Table
                                          (Option Grants in Last Fiscal Year)


                              Number of            Percent of
                              Securities          Total Options
                              Underlying           Granted to          Exercise or
                               Options            Employees in         Base Price         Expiration
     Name                      Granted             Fiscal Year         Per Share             Date
     ----                     ----------          -------------        -----------        ----------
James R. Gilley                 200,000                     37%             $0.69         12/31/09

Gene S Bertcher                 200,000                     37%              0.69         12/31/09

                                        Aggregated Option Exercises in Last Fiscal
                                             Year and FY-End Option Values

                                                                                               Value of Unexercised
                                                              Number of Securities                 In-the-Money
                                                             Underlying Unexercised              Options at 1999
                        Shares Acquired       Value          Options at 1999 FY-End                     FY-End
     Name                 on Exercise       Realized      Exercisable    Unexercisable       Exercisable    Unexercisable
     ----               ---------------     --------      -----------    -------------       -----------    -------------

James R. Gilley               --               --           1,000,000         --               $224,000        --

Gene S. Bertcher              --               --             320,000         --                224,000        --

Robert L. Griffis             --               --              30,000         --               --              --


Stock Option Plan

     The compensation committee administers the company's 1992 Stock Option Plan, as amended (the "1992 Plan"), and 1997 Stock Option Plan (the "1997 Plan"), each of which provides for grants of incentive and non-qualified stock options to the company's executive officers, as well as its directors and other key employees, and consultants in the case of the 1997 Plan. Under both Plans, options are granted to provide incentives to participants to promote long-term performance of the company and specifically, to retain and motivate senior management in achieving a sustained increase in stockholder value. Currently, neither Plan has a pre-set formula or criteria for determining the number of options that may be granted. The exercise price for an option granted under both

Plans is determined by the compensation committee, in an amount not less than 100 percent of the fair market value of the company's common stock on the date of grant. The compensation committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on the overall performance of the company and the individual performance of the executive officers. The company currently has reserved 217,500 shares of common stock for issuance under the 1992 Plan and 500,000 shares of common stock under the 1997 Plan. As of the date of this proxy statement options have been granted for all shares reserved under the 1992 Plan and all but 11,100 shares under the 1997 Plan.

Employment Agreements

The company has an employment agreement with James R. Gilley, Chairman, President and Chief Executive Officer, dated January 1, 1997, that provides for a three year term that recommences each day. The agreement provides for a base salary of $460,000 and 200,000 fully vested, non-qualified stock options each year in lieu of any cash bonus. The agreement may be terminated only upon resignation, mutual consent or for good cause.

The company has an employment agreement with Gene S. Bertcher, Executive Vice President and Chief Financial Officer. The agreement, dated January 1, 1997, provides for a two year term that recommences each day. The agreement provides for compensation of $180,000 per year, discretionary bonus and may be terminated early only upon resignation, mutual consent or for good cause.

                          COMPENSATION COMMITTEE REPORT

The compensation paid to the company's executive officers is reviewed and approved annually by the compensation committee of the board of directors. The compensation committee consists entirely of non-employee directors. Current members of the committee are Messrs. Benton, Chrysson, Gallins and McMurray. In addition to approving annual compensation for the company's executive officers, the compensation committee approves any incentive awards for executive officers and other key employees, any stock option grants and additional benefits such as the company's 401(k) plan.

The company's compensation philosophy is to attract, retain and reward executives who have shown they are capable of leading the company in achieving its business objectives and performance goals. These objectives include preserving and increasing the company's asset value; positioning the company's operations in geographic markets offering long term, profitable growth opportunities; preserving and enhancing shareholder value and keeping the company competitive in its marketing and operations. The accomplishment of these objectives is measured against conditions prevalent in the assisted living industry. In recent years the industry has grown to be a highly competitive industry for residents, real estate and services in a rapidly changing regional and national environment.

The compensation committee determined that the primary forms of executive compensation should be base salary and stock options. The company's performance is a key consideration (to the extent that such performance can be fairly attributed or related to an executive's performance) and each executive's responsibilities and capabilities are key considerations. The committee strives to keep executive base salaries competitive for comparable positions in other corporations where possible. In addition, the committee believes in equity compensation wherein executives will be additionally rewarded based on increasing the company's shareholder value. Base salaries are predicated on a number of factors, including:

o    recommendation of the Chief Executive Officer;
o    knowledge of similarly situated executives at other companies;
o    the executive's position and responsibilities within the company;
o the compensation committee's subjective evaluation of the executive's contribution to the company's performance;
o    the executive's experience and
o   the term of the executive's tenure with the company.

Chief Executive Officer Compensation
     James R. Gilley, President and Chief Executive Officer, has an employment agreement with the company providing, among other things, his base salary and other benefits. As a result, the compensation committee did not review compensation for the Chief Executive Officer position.

Compensation Committee

Michael McMurray, Chairman                   Paul Chrysson
Don Benton                                   Matthew Gallins

                                PERFORMANCE GRAPH

The following graph compares the cumulative total return on a $100 investment in the company's common stock on December 31, 1995 through December 31, 1999, based on the company's closing stock price on December 31, for each of those years. The same information is provided for the Standard & Poor's 500 index and, from 1996 through 1999 for an industry peer group1.

[GRAPHIC OMITTED]






-------------------------


1 The company considers its peer group to be public companies whose business is primarily in the assisted living industry. Those companies are Alterra Healthcare Corporation, American Retirement Corporation, ARV Assisted Living, Inc., Assisted Living Concepts, Inc., Brookdale Living Communities, Inc., Carematrix Corporation, Emeritus Corporation, Regent Assisted Living, Inc. and Sunrise Assisted Living, Inc. Only eight of these companies have been public since December 1996 and, consequently, only their performance is shown from that time.

Certain Relationships and Related Transactions

     The following paragraphs describe certain transactions between the company and any stockholder beneficially owning more than 5% of the outstanding common stock, the executive officers and directors of the company and members of the immediate family or affiliates of any of them, which occurred since the beginning of the 1997 fiscal year.

     On November 19, 1993 the company sold 200,000 unregistered shares of its common stock to The April Trust, a grantor trust for the benefit of James R. Gilley, Chairman, President and Chief Executive Officer of the company, and his wife, at a price equal to the closing price of the shares on the American Stock Exchange on that date ($11.25) per share for consideration consisting of a $2,250,000 promissory note (for which Mr. Gilley is a co-maker) for the full purchase price thereof, of which 20% of the principal amount of the note is a recourse obligation of Mr. Gilley and the grantor trust and the balance of the note is nonrecourse. Such note bears interest at the rate of 5.5% per annum, which accrues and is payable along with all principal upon maturity on November 18, 2003, and is secured by a pledge of the stock back to the company to hold as collateral for payment of the note pending payment in full. On December 16,1996, the compensation committee extended the due date of such note to November 18, 2008.

     Gene S. Bertcher and Robert L. Griffis, officers of the company, are indebted to the company for an aggregate of $92,500 and $75,000, respectively, for notes issued in payment for shares of Common Stock. Mr. Bertcher's notes are secured by a pledge of 13,000 shares of common stock. Mr. Griffis' note is secured by a pledge of his 30,000 shares. Such notes bear interest at a rate equal to any cash or stock dividends declared on the purchased stock and are due in a single installment for each such note on or before October 1, 2002.

     As part of the Wedgwood Acquisition and as an accommodation to the sellers to assist them to help achieve a tax-free acquisition, James R. Gilley and members of his family agreed to contribute a retail property in North Carolina to the company in exchange for 675,000 shares of the company's Series D preferred stock. Mr. Gilley and his family had owned the retail property for over five years. The consideration received by James R. Gilley and members of his family, valued at $3,375,000, was based upon an independent appraisal of the North Carolina shopping center. The Series D preferred stock is unregistered, has no trading market unless converted to common stock and is entitled to one vote per share on all matters to come before a meeting of stockholders. The Series D preferred stock bears a cumulative quarterly dividend of 9.5% per year, which approximates the cash flow Mr. Gilley and his family members were receiving from the retail property prior to its contribution to the company. The Series D preferred stock is convertible into unregistered shares of common stock at a ratio of one share of common stock for two shares of Series D preferred stock. Mr. Gilley and his family members and affiliates transferred all of the shares of Series D preferred stock to The April Trust effective April 1997.

     The company agreed to register the shares of common stock into which the Series D preferred stock is convertible under limited circumstances, as follows: the company agreed to give the holders of such shares the right to demand registration of all or a portion of the common stock upon conversion provided holders of at least a majority of the shares join in such demand; and the company agreed to give the holders of common stock "piggy-back" registration rights to include all or a portion of the shares in any other registration statement filed by the company under the Securities Act (other than on Form S-8 or Form S-4), subject to certain rights of the company not to include all or a portion of such shares under certain circumstances. The company agreed to pay all expenses of the demand or piggy-back registration other than underwriting fees, discounts and commissions.

     The company agreed to register the shares of common stock into which the Series E preferred stock was converted, in connection with the Wedgwood Acquisition, a large percentage of which is held by Victor L. Lund, under limited circumstances, as follows: commencing two years after the closing of the Wedgwood Acquisition, the company agreed to give the holders of such shares the right to demand registration of all or a portion of the common stock provided at least a majority of the shares join in such demand and the company agreed to give the holders of the common stock "piggy-back" registration rights to include all or a portion of the shares in any other registration statement filed by the company under the Securities Act (other than on Form S-8 or Form S-4), subject to certain rights of the company not to include all or a portion of such shares under certain circumstances. The company agreed to pay all expenses of the demand or piggy-back registration, other than underwriting fees, discounts and commissions.

     In connection with the Wedgwood Acquisition, the company entered into a Construction Management Agreement with Victor L. Lund pursuant to which Mr. Lund agreed to serve, for three years following closing of the Wedgwood Acquisition, as a construction manager to oversee construction for the company of up to 20 assisted living facilities, including those that provide Alzheimer's care, during the term of the agreement. The Construction Management Agreement was terminated by mutual agreement in October 1997. Mr. Lund received monthly fees based on the percentage of completion of each facility with a total fee of $150,000 for each facility successfully completed, less any distributions paid to Mr. Lund from any partnership or limited liability company in which Mr. Lund and the company both own equity interests. Mr. Lund was responsible for paying the costs of any construction supervisors or similar on-site personnel employed by him to satisfy his oversight duties to the company. Mr. Lund owns a 51% equity interest and the company owns a 49% equity interest in two limited partnerships. The company has an option to buy Mr. Lund's interests in these partnerships for $10,000.

     In 1996 The April Trust purchased a Stock Purchase Warrant from an unaffiliated holder to purchase 108,000 shares of common stock at an exercise price of $12.98 per share. That warrant contains anti-dilution clauses requiring a reduction in the exercise price to adjust for any issuances of common stock at a price less than the exercise price, which had occurred and would occur in connection with the merger with American Care. To eliminate any future conflicts and negotiations of changes in the exercise price, the warrant was amended to fix the exercise price at $10.00 and to extend the termination date until October 1, 2006.

     On January 13, 1998, Lone Star Opportunity Fund, L.P. ("Lone Star") purchased 1,400,000 shares of Series F preferred stock and 800,000 shares of Series G preferred stock for an aggregate purchase price of $22,000,000. In the first quarter of 2000 the Company redeemed 267,000 shares of the Series G Preferred Stock. The outstanding Series F preferred stock and Series G preferred stock are convertible into 1,104,572 shares of common stock. The company agreed to register the shares of common stock into which the Series F preferred stock and Series G preferred stock are convertible under limited circumstances, as follows: the company agreed to give the holders of such shares the right to demand registration on two occasions of all or a portion of the common stock upon conversion provided holders of at least a majority of the shares join in such demand and the aggregate offering price is equal to at least $3 million; the company agreed to give the holders of common stock "piggy-back" registration rights to include all or a portion of the shares in any other registration statement filed by the company under the Securities Act (other than on Form S-8 or Form S-4), subject to certain rights of the company not to include all or a portion of such shares under certain circumstances; and the company agreed to register the shares on Form S-3 upon conversion, if Form S-3 is available to the company, as long as the aggregate offering price for the shares registered on such Form S-3 were at least equal to $3 million and provided the company will not be required to effect more than one registration on Form S-3 during any twelve month period. The company agreed to pay all expenses of any demand, piggy-back or Form S-3 registration, other than underwriting fees, discounts and commissions.

     It is the policy of the company that all transactions between the company and any officer or director, or any of their affiliates, must be approved by the conflict of interest committee, which is comprised of non-management members of the board of directors of the company. All of the transactions described above were approved.

Organization of the Board of directors

The board of directors has the following committees:

              Committee                           Members

              Executive                           James R. Gilley - Chairman
                                                  Victor L. Lund
                                                  Paul G. Chrysson
                                                  Michael E. McMurray

              Audit                               Matthew G. Gallins - Chairman
                                                  Don C. Benton
                                                  Paul G. Chrysson
                                                  Michael E. McMurray
                                                  William A. Shirley, Jr.

              Compensation Committee              Michael E. McMurray - Chairman
                                                  Don C. Benton
                                                  Paul G. Chrysson
                                                  Matthew G. Gallins

              Conflicts of Interest               Paul G. Chrysson - Chairman
                                                  Don C. Benton
                                                  Matthew G. Gallins
                                                  Michael E. McMurray

         The executive committee conducts the normal business operations of the company and acts as the nominating committee. The audit committee recommends an independent auditor for the company, consults with such independent auditor and reviews the company's financial statements. The compensation committee fixes the compensation of officers and key employees of the company and administers the company's stock option plans. The conflicts of interest committee receives and investigates any reports of or perceived conflicts of interest in any activities undertaken by the company.

         Any stockholder who wishes to recommend a prospective nominee for the board of directors for consideration by the executive committee for the election in 2001 may write: Corporate Secretary, 4265 Kellway Circle, Addison, Texas 75001, on or before January 1, 2001.

         The board of directors had three meetings during 1999. The executive committee met once, the audit committee met twice and the compensation committee met twice.

Compensation of Directors

         The company pays each director a fee of $2,500 per year, plus a meeting fee of $1,000 for each board meeting attended.

Section 16(a) Beneficial Ownership Reporting Compliance

         Based solely upon a review of Forms 3, 4 and 5 furnished to the company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the company, the company is not aware of any failure by any director, officer or beneficial owner of more than 10% of the company's common stock to file with the Securities and Exchange Commission, on a timely basis, any Form 3, 4 or 5 relating to 1998.

                                   PROPOSAL 2

                       APPROVAL OF 2000 STOCK OPTION PLAN

General

         The company's Board of Directors has approved, and recommends that the stockholders approve, the adoption of the 2000 Stock Option Plan (the "2000 Plan") under which the company will reserve 500,000 shares of Common Stock for issuance to key employees, directors and consultants of the company pursuant to options granted by the Board of Directors (or the Compensation Committee of the Board of Directors, if appointed) during the term of the Plan. Following is a description of the 2000 Plan.

         The purposes of the 2000 Plan are to encourage key employees, directors and consultants of the company and its subsidiaries to acquire a proprietary interest in the company and thus share in the future success of the company's business; to enable the company, by offering comparable incentives, to attract and retain quality management personnel, directors and consultants who are in a position to make important and direct contributions to the success of the company; and to promote a closer identity of interests between the company's employees, directors and consultants and its stockholders. The maximum number of shares reserved for issuance and subject to option under the 2000 Plan will be 500,000 shares of Common Stock. Under the 2000 Plan, officers, key employees, directors and consultants of the company and its subsidiaries will be eligible to receive options to purchase Common Stock. The exercise period of each option will be determined by the Board of Directors, but no option shall have a term longer than ten years. Options granted under the 2000 Plan may be either Incentive Stock Options or options that are not intended to be Incentive Stock Options ("Non-qualified Stock Options"). The Board of Directors is authorized to designate the recipients of options, the dates of grants, the number of shares subject to options, the option price, the terms of payment upon exercise of the options, and the time during which the options may be exercised. The Board of Directors may delegate its authority to a committee of the Board of Directors from time to time under the Plan.

         The 2000 Plan will continue for a period of ten years and no options will be granted on or after June 2, 2010. All options granted prior to that time will remain in effect in accordance with their terms. In the event of any future change in the company's Common Stock as a result of stock splits or stock dividends, or combinations or exchanges of stock, or otherwise, the number of shares available for option and subject to any option and the price per share of shares subject to any option may be proportionately adjusted by the Board of Directors, which will administer the 2000 Plan, subject to its power to delegate authority from time to time to a committee of the Board of Directors to administer the 2000 Plan.

         The Board of Directors has full power to select optionees from among the officers, key employees, directors and consultants of the company and its subsidiaries, and to specify the terms and conditions of any option granted under the 2000 Plan; however, no option may be granted at an exercise price less than 100% of the fair market value of the company's Common Stock on the business day preceding the date of the grant of such option. No option may be exercisable more than ten years after the date of its grant, but options may have differing permissible exercise periods.

         The Board of Directors may not grant an Incentive Stock Option to any consultant who is not a salaried employee of the company, or any of its subsidiaries, nor may it grant an Incentive Stock Option to any stockholder who at the time of the grant beneficially owns more than 10% of the company's outstanding voting securities, unless such option has an exercise price at the time of the grant of at least 110% of the fair market value of the Common Stock, and the option is not exercisable for more than five years from the date of grant. Incentive Stock Options may not be granted to any person when the effect would be to permit such person to first exercise options, in any calendar year, for the purchase of shares of Common Stock having a fair market value in excess of $100,000 (determined at the time of the grant of the options).

         Incentive Stock Options and Non-qualified Stock Options may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the optionee to whom granted, may be exercised only by such optionee. Incentive Stock Options and Non-qualified Stock Options may be exercised by the optionee within three months after termination of employment, directorship or consulting relationship (unless the option expires earlier by its terms), unless such termination was due to death or disability of the optionee. In the event of the death of an optionee holding an Incentive Stock Option or Non-qualified Stock Option while employed by, or serving as a director or consultant of, the company the option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within one year after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such Incentive Stock Option or Non-qualified Stock Option on the date of his death. In the event of the disability of an optionee holding an Incentive Stock or Non-qualified Stock Option while employed by, or serving as a director or consultant of, the company, which results in termination of such optionee's employment, directorship or consulting relationship, the Board of Directors may allow an Incentive Stock Option or Non-qualified Stock Option to be exercisable by the optionee at any time prior to the expiration date of the Incentive Stock Option or Non-qualified Stock Option or within one year after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination.

         The Board of Directors may amend the 2000 Plan at any time in any manner; however, no amendment may, without the approval of the company's stockholders, increase the maximum number of shares issuable under the 2000 Plan except in the case of certain capital adjustments.

         As of the date of this Proxy Statement, there were approximately 75 persons eligible to receive Incentive Stock Options and ten persons eligible to receive Non-qualified Stock Options under the 2000 Plan, consisting of 6 executive officers, 5 non-officer directors and 70 other employees.

         The company has two additional stock option plans, the Amended 1992 Stock Option Plan (the "1992 Plan") and the 1997 Stock Option Plan (the "1997 Plan"). As of the date of this Proxy Statement, options had been granted for all 207,500 shares reserved for issuance under the 1992 Plan and options had been granted for all but 11,100 shares reserved for issuance under the 1997 Plan. The Compensation Committee administers the 1992 Plan.

         The closing price for the company's Common Stock on the Exchange on March 31, 2000 was $1.81.

Federal Income Tax Consequences

         There are no federal income tax consequences to the optionee or the company upon the grant of stock options under the 2000 Plan. The federal tax consequences upon exercise will vary depending on whether the option is an Incentive Stock Option or a Non-qualified Stock Option.

         Incentive Stock Options. When an optionee exercises an Incentive Stock Option, the optionee will not at that time recognize any income, nor will the company be entitled to a deduction. The optionee will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an Incentive Stock Option if the disposition occurs more than two years after the option was granted and if the shares have been held more than one year after it was exercised. The company will not be entitled to a tax deduction if the optionee satisfies these holding requirements. The net federal income tax effect to the holder of Incentive Stock Options is to defer, until the acquired stock is sold, taxation of any increase in the stock's value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than at ordinary income rates.

         If the holding requirements are not met, then upon sale of the shares the optionee generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price, and any increase in the value of the option stock subsequent to exercise is long or short-term capital gain to the optionee depending on the optionee's holding period for the stock. However, if the sale is for a price less than the value of the shares on the date of exercise, the optionee might recognize ordinary income only to the extent the sales price exceeded the option price. In either case, the company is entitled to a business expense deduction to the extent of ordinary income recognized by the optionee.

         Non-qualified Stock Options. When an optionee exercises a Non-qualified Stock Option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

         If, upon exercise of a Non-qualified Stock Option, the optionee pays all or part of the purchase price by delivering to the company shares of already-owned stock, there are no federal income tax consequences to the optionee or the company to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to the company, and the company is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to Greenbriar.

         For a more complete description of the Plan, see attached Exhibit 1, GREENBRIAR CORPORATION 2000 STOCK OPTION PLAN.

         The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock and Series B and D Preferred Stock attending the Annual Meeting, voting as one class, is necessary to approve and adopt the 2000 Plan. Accordingly, if a stockholder abstains from voting certain shares on the approval and adoption of the 2000 Plan, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote, but if a broker indicates that it does not have authority to vote certain shares, those shares will not be considered as shares present and entitled to vote with respect to the approval and adoption of the 2000 Plan and therefore will have no effect on the outcome of the vote.

         The Board of Directors of the company recommends a vote FOR approval and adoption of the 2000 Plan described above.


                                   PROPOSAL 3
                            RATIFICATION OF AUDITORS

         The board of directors has selected Grant Thornton, LLP to serve as the company's independent auditors for the year ending December 31, 2000. The stockholders are being asked to ratify the board's selection. Representatives of Grant Thornton, LLP will be present at the annual meeting, will have the opportunity to make a statement and will be available to answer appropriate questions.

         Ratification of the appointment of Grant Thornton, LLP as the company's independent auditors for the fiscal year ending December 31, 2000 requires the approval by a majority vote of the outstanding shares of common stock and Series B and D preferred stock attending the annual meeting, either in person or by proxy.

         The Board of Directors recommends a vote FOR Proposal 3.

                                  ANNUAL REPORT

         The annual report to stockholders, including consolidated financial statements, for the year ended December 31, 1999, accompanies the proxy material being mailed to all stockholders. The annual report is not a part of the proxy solicitation material. The annual report includes the company's Form 10-K for 1999, including the financial statements and schedules, as filed with the Securities Exchange Commission. A stockholder may also request copies of any exhibit to the Form 10-K, and the company will charge a fee to cover expenses to prepare and send any exhibits. You may request these from: Corporate Secretary, Greenbriar Corporation, 4265 Kellway Circle, Addison, Texas 75001.

                                  OTHER MATTERS

         The board of directors does not intend to bring any other matters before the annual meeting and has not been informed that any other matters are to be presented to the annual meeting by others. In the event that other matters properly come before the annual meeting or any adjournments thereof it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

                             DEADLINE FOR SUBMISSION
                          OF PROPOSALS TO BE PRESENTED
                   AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS

         Any stockholder who intends to present a proposal at the 2001 annual meeting of stockholders must file such proposal with the company by March 2, 2001 for possible inclusion in the company's proxy statement and form of proxy relating to the meeting.

By Order of the Board of Directors

Robert L. Griffis, Secretary

                                    EXHIBIT 1

                             GREENBRIAR CORPORATION

                             2000 STOCK OPTION PLAN

                                 500,000 Shares

                                    ARTICLE I

                                     GENERAL

1.1      Purpose of the Plan.
         --------------------

The purpose of the Greenbriar Corporation 2000 Stock Option Plan (the "Plan") is to assist Greenbriar Corporation, a Nevada corporation (the "company"), in securing and retaining Key Participants of outstanding ability by making it possible to offer them an increased incentive to join or continue in the service of the company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the company.

1.2      Definitions.
         ------------

         (a) "Acceleration Event" means any event which in the opinion of the Board of Directors of the company is likely to lead to changes in control of share ownership of the company, whether or not such change in control actually occurs.

         (b) "Award" means an Option granted to a Key Participant under the Plan.


         (c) "Board of Directors" or "Board" means the Board of Directors of the company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the committee referred to in Section 1.3.

         (f) "Common Stock" means the Common Stock of the company.

         (g) "Fair Market Value" means the closing price of the shares on the American Stock Exchange or other exchange on which the Common Stock is primarily traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by The Wall Street Journal. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Board of Directors or Committee administering the Plan, taking into consideration those factors affecting or reflecting value which they deem appropriate.

         (h) "Grantee" means a Key Participant to whom an Award is granted under the Plan.

         (i) "Incentive Share" means a share of Common Stock awarded to a Key Participant under Article VI hereof on such terms as are determined by the Committee.

         (j) "Incentive Share Agreement" means a written agreement in such form as the Board or Committee, as applicable, shall approve that evidences the terms and conditions of an award of Incentive Shares hereunder.

         (k) "Incentive Stock Option" means an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

         (l) "Key Participant" means any person, including officers, directors, agents and consultants of the company or any Subsidiary who are designated a Key Participant by the Board or Committee, as applicable, and is or is expected to be primarily responsible for the management, growth, or supervision of some part or all of the business of the company. The power to determine who is and who is not a Key Participant is reserved solely for the Committee.

         (m) "Non-qualified Stock Option" means an option to purchase shares of Common Stock which is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

         (n) "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

         (o) "Optionee" means a Key Participant to whom an Option is granted under the Plan.

         (p) "Parent" means any corporation which qualifies as a parent of a corporation under the definition of "parent corporation" contained in Section 425(e) of the Code.

         (q) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in
Section 425(f) of the Code.

         (r) "Term" means the period during which a particular option may be exercised as determined by the Committee and as provided in the option agreement.

1.3      Administration of the Plan.
         ---------------------------

         The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board of Directors consisting solely of two or more Non-Employee Directors, as defined in Rule 16b-3 (see
         Section 1.10, below), or in the absence of an appointment of such a Committee, the full Board shall serve as the Committee. Subject to the control of the Board, and without limiting the control over decisions described in Section 1.7, the Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Committee shall determine which Key Participants shall be granted Options and the terms of such grants. When granting Options, the Committee shall designate the Option as either an Incentive Stock Option or a Non-qualified Stock Option. Determinations by the Committee under the Plan (including, without limitation, determinations of the person to receive Awards, the form, amount and timing of such Awards, and the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. In serving on the Committee, members thereof shall be considered to be acting in their capacity as members of the Board of Directors and shall be entitled to all rights of indemnification provided by the Bylaws of the company or otherwise to members of the Board of Directors.

1.4      Shares Subject to the Plan.
         ---------------------------

         The total number of shares that may be purchased pursuant to Options under the Plan shall not exceed 500,000 shares of Common Stock. Shares subject to the Options which terminate or expire prior to exercise shall be available for future Awards under the Plan without again being charged against the limitation of 500,000 shares set forth above. Shares issued pursuant to the Plan may be either unissued shares of Common Stock or reacquired shares of Common Stock held in treasury.

1.5      Terms and Conditions of Options.
         --------------------------------

         All Options shall be evidenced by agreements in such form as the Committee shall approve from time to time subject to the provisions of
         Article  II  and  Article  III,  as  appropriate,   and  the  following
         provisions:

                  (a) Exercise Price. The exercise price of the Option shall not be less than the Fair Market Value (as determined by the Committee) of the Common Stock at the time the Option is granted.

                  (b) Exercise. The Committee shall determine whether the Option shall be exercisable in full at any time during the Term or in cumulative or non-cumulative installments during the Term.

                  (c) Termination of Employment or Contractor  Relationship.  An
         Optionee's Option shall expire on the expiration of the Term specified in Section 2.1 or 3.1 as the case may be, or upon the occurrence of such events as are specified in the agreement. In the event of exercise of the Option after termination of employment or contractor relationship, the Optionee may exercise the Option only with respect to the shares which could have been purchased by the Optionee at the date of such termination. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection. An Optionee's employment or contractor relationship shall be deemed to terminate on the last date for which he receives a regular wage, salary or contract payment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment or contractor relationship shall not occur where the Optionee transfers from the company to one of its Subsidiaries or transfers from a Subsidiary to the company.

                  (d) Death or Disability. Upon termination of an Optionee's employment or contractor relationship by reason of death or disability (as determined by the Committee consistent with the definition of Section 422(c)(7) of the Code), the Option shall expire on the earlier of the expiration of (i) the date specified in the Option which in no event shall be later than 12 months after the date of such termination, or (ii) the Term specified in Section 2.1 or 3.1 as the case may be. The Optionee or his successor in interest, as the case may be, may exercise the Option only as to the shares that could have been purchased by the Optionee at the date of his termination of employment. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection.

                  (e) Payment. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, Common Stock of the company which was previously acquired by the Optionee, or any combination thereof. The Fair Market Value of the surrendered Common Stock as of the date of exercise shall be determined in valuing Common Stock used in payment for Options.

                  (f) Non-transferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

                  (g) Additional Provisions. Each option agreement may contain such other terms and conditions not inconsistent with the provisions of the Plan, including the award of cash amounts, as the Committee may deem appropriate from time to time.

1.6      Stock Adjustments; Mergers.
         ---------------------------

                  (a) Generally. Notwithstanding Section 1.4, in the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth in Section 1.4 shall be proportionately and appropriately adjusted by the Committee.

                  (b) Options.  Following a transaction  described in subsection
         (a) above, if the company continues in existence, the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the company will not remain in existence or substantially all of its voting Common Stock and Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee may (i) declare that all Options shall terminate 30 days after the Committee gives written notice to all Optionee's of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionee's that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or
         (iii) take action that is some combination of aspects of (i) and (ii). The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

1.7      Acceleration Event.
         -------------------

         If an Acceleration Event occurs in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors may direct the Committee to declare that any or all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective agreements granting any such Awards.

1.8      Notification of Exercise.
         -------------------------

         Options shall be exercised by written notice directed to the Secretary of the company at the principal executive offices of the company. Such written notice shall be accompanied by any payment required pursuant to

         Section 1.5(e). Exercise by an Optionee's heir or the representative of his estate shall be accompanied by evidence of his authority to so act in form reasonably satisfactory to the company.

1.9      Modification, Extension and Renewal of Awards.
         ---------------------------------------------

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the company or a Subsidiary, and authorize the granting of new
         Awards pursuant to the Plan in substitution therefor, and the substituted Awards may bear such different or additional terms and conditions as the Committee shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Grantee holding the Award, adversely affect the rights or obligations of such Grantee.

1.10.    Compliance with Rule 16b-3.
         --------------------------

         It is intended that the provisions of the Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on April 1, 2000 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. Any agreement granting an Award shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

                                   ARTICLE II

                             INCENTIVE STOCK OPTIONS

2.1      Terms of Incentive Stock Options.
         --------------------------------

         Each Incentive Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

2.2      Limitation on Options.
         ----------------------

         The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock Options granted to a Key Participant under all plans of the Key Participant's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such Key Participant during any calendar year may not exceed $100,000.

2.3      Special Rule for Ten Percent Shareholder.
         -----------------------------------------

         If at the time an Incentive Stock Option is granted, a participant owns or possesses stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 424(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

2.4      Interpretation.
         --------------

         In interpreting this Article II of the Plan and the provisions of individual option agreements, the Committee and the Board shall be governed by the principles and requirements of Sections 421, 422 and 425 of the Code, and applicable Treasury Regulations.

                                   ARTICLE III

                           NONQUALIFIED STOCK OPTIONS

3.1      Terms and Conditions of Options.

         In addition to the requirements of Section 1.5, each Nonqualified Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee.

3.2      Section 83(b) Election.
         ----------------------

         The company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such may cause Optionee's exercising such Options not to be taxable under the provisions  of  Section  83(c)  of the  Code.  Accordingly,  Optionee's
         exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.

                                   ARTICLE IV

                              ADDITIONAL PROVISIONS

4.1      Stockholder Approval.
         ---------------------

         The Plan shall be submitted for the approval of the stockholders of the company at the first annual meeting of stockholders held subsequent to the adoption of the Plan and in all events within one year of its approval by the Board of Directors. If at said meeting the stockholders of the company do not approve the Plan, the Plan shall terminate.

4.2      Compliance with Other Laws and Regulations.
         -------------------------------------------

         The Plan, the grant and exercise of Options hereunder, and the obligation of the company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the company shall, in its sole discretion, determine to be necessary or advisable.

4.3      Amendments.
         -----------

         The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may increase the total number of shares which may be issued under the Plan. Other than as expressly permitted under the Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

4.4      No Rights As Shareholder.
         -------------------------

         No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

4.5      Withholding.
         -----------

         Whenever the company proposes or is required to issue or transfer shares of Common Stock under the Plan, the company shall have the right to require the Grantee to remit to the company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

4.6      Continued Employment Not Presumed.
         ----------------------------------

         This Plan and any document describing this Plan and the grant of any Award hereunder shall not give any Optionee or other Participant a right to continued employment or directorship by the company or its Subsidiaries or affect the right of the company or its Subsidiaries to terminate the employment or directorship of any such person with or without cause.

4.7      Effective Date; Duration.
         -------------------------

         The Plan shall become effective as of June 2, 2000 pursuant to Board of Director and Stockholder approval received on such date and shall expire on June 2, 2010. No Awards may be granted under the Plan after June 2, 2010, but Awards granted on or before that date may be exercised according to the terms of the related agreements and shall continue to be governed by and interpreted consistent with the terms hereof.

                             Greenbriar Corporation

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders of Greenbriar Corporation, to be held at the offices of the company at 4265 Kellway Circle, Addison, Texas 75001, on June 2, 2000, beginning at 10:00 a.m., Dallas Time, and the proxy statement in connection therewith and appoints James R. Gilley and Gene S. Bertcher, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock and Series B and D preferred stock of the company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:


         1.       ELECTION OF       [   ]  FOR the Class III nominees                  [   ]  WITHHOLD AUTHORITY
                  DIRECTORS                 listed below (except as marked              to vote for the Class III
                                           to the contrary below)                       nominees listed below


                  Class III nominees: Donald C.  Benton, William A.  Shirley, Jr.
                  (Instruction: To withhold authority to vote any individual nominee, write that nominee's name on the line provided below.)

                  ----------------------------------------------------------------------------------------------------

         2.       APPROVAL OF 2000          [   ]  FOR                [   ]  AGAINST                     [   ]  ABSTAIN
                  STOCK OPTION PLAN                approval                  approval                           from voting

         3.       RATIFY SELECTION OF       [   ]  FOR                [   ]  AGAINST                     [   ]  ABSTAIN
                  GRANT THORNTON , LLP             ratification              ratification                       from voting
                  AS THE company'S
                  AUDITORS

         4.       IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH
                  MAY PROPERLY COME BEFORE THE MEETING.


This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the Class III director nominees in item 1 above, for the approval in item 2 above and for ratification and approval of item 3 above.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the common stock or Series B and D preferred stock of the company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

                                    Date                         , 2000
                                          ----------------   ----


                                      ------------------------------------------
                                       Signature of Stockholder


                                      ------------------------------------------
                                       Signature of Stockholder

                                    Please  date  this  proxy and sign your name
                                    exactly as it appears hereon. Where there is
                                    more than one owner,  each should sign. When
                                    signing  as  an   attorney,   administrator,
                                    executor,  guardian or  trustee,  please add
                                    your  title  as  such.   If  executed  by  a
                                    corporation, the proxy should be signed by a duly authorized officer.


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